UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2010

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

On February 4, 2010, Eastman Kodak Company (“the Company”) will hold its annual strategy review meeting in New York City.  Attached as Exhibit 99.1 to this report is a press release dated February 4, 2010 regarding the annual strategy review meeting.  The information in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

In its February 4, 2010 annual strategy review meeting presentations and related press release, the Company referenced certain non-GAAP financial measures including “Gross profit excluding restructuring as a percent of revenue”, “Earnings from operations as a percent of revenue”, “Cash Generation before restructuring payments as a percent of revenue”, “Digital revenue”, “Traditional revenue”, “FPEG EFO as a percent of revenue without pension income (expense)”, “Digital gross profit as a percent of revenue”, “Digital SG&A as a percent of revenue”, “Digital R&D as a percent of revenue”, “Digital EFO as a percent of revenue”, “Quarter-over-quarter percent digital revenue change, excluding non-recurring intellectual property royalties”, “EBITDA”, “Segment earnings”, “EFO as a percent of revenue without pension income (expense)”, “Digital revenue compound annual growth rate (CAGR)” and “Cash generation before restructuring payments”.  The Company believes that these non-GAAP measures represent important internal measures of performance.  Accordingly, where they are provided, it is to give investors the same financial data management uses with the belief that this information will assist the investment community in properly assessing the underlying performance of the Company, its financial condition, results of operations and cash flow on a year-over-year and quarter-sequential basis.

A webcast of the Company’s annual strategy review meeting, along with the presentation materials that will be distributed at the meeting, including reconciliations of the non-GAAP measures presented to the most directly comparable GAAP measures, (in accordance with Regulation G), is available on the Company’s web site at (www.kodak.com/go/invest).

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

(99.1)	Eastman Kodak Company press release dated February 4, 2010, announcing the Company’s annual strategy review meeting held in New York City (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Patrick M. Sheller
--------------------------------
Patrick M. Sheller
Corporate Secretary

Date:  February 4, 2010

EASTMAN KODAK COMPANY
              INDEX TO EXHIBITS

Exhibit No.

(99.1)	Eastman Kodak Company press release dated February 4, 2010, announcing the Company’s annual strategy review meeting held in New York City (furnished herewith).